SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               ------------------

                                    FORM 8-K


                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (date of earliest event reported): DECEMBER 7, 2000


                             Commission File Number
                                     0-16439


                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)


           DELAWARE                                             94-1499887
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


               200 Smith Ranch Road, San Rafael, California 94903
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211


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ITEM 5. Other Events

         Fair, Isaac and Company, Incorporated's 2001 annual meeting of stockholders will be held at 9:30 a.m. on Tuesday, February 6th, 2001 at the Four Points Sheraton Hotel, 1010 Northgate Drive, San Rafael, California. The record date for this meeting will be the close of business on December 8, 2000.


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           FAIR, ISAAC AND COMPANY, INCORPORATED

DATE: December 7, 2000
                                           By      /s/ Henk J. Evenhuis
                                              ----------------------------------
                                                       Henk J. Evenhuis
                                                 Executive Vice President and
                                                   Chief Financial Officer